PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary


PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                                AMCAP FUND, INC.
                                   Part B
                    Statement of Additional Information
                                  MAY 1, 1999
                           (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current Prospectus of AMCAP Fund, Inc. (the "fund") dated May 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                               AMCAP Fund, Inc.
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.



                               TABLE OF CONTENTS

Item                                                         Page No.
Certain Investment Limitations and Guidelines                  2
Description of Certain Securities                              2
Fundamental Policies and Investment Restrictions               5
Fund Organization                                              6
Fund Directors and Officers                                    7
Management                                                     11
Dividends, Distributions and Federal Taxes                     13
Purchase of Shares                                             17
Selling Shares                                                 23
Shareholder Account Services and Privileges                    25
Execution of Portfolio Transactions                            27
General Information.                                           28
Investment Results and Related Statistics                      29
Financial Statements                                          Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINES

- The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's investment adviser takes into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets and that are substantially subject to the laws of the U.S.


- The fund may also invest in securities convertible into common stocks, straight (nonconvertible) debt securities, cash or cash equivalents, U.S. Government securities or nonconvertible preferred stocks.

DEBT SECURITIES

- The fund may invest in straight debt securities rated A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

                       DESCRIPTION OF CERTAIN SECURITIES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objective, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Subsequent to its purchase by the fund, an issue of straight debt securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio.

BOND RATINGS

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The top three rating categories are described as follows:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal
and interest by the U.S. Treasury.   Certain securities issued by U.S.
Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest from time to time in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, generally in 13 months or less (25 months in the case of U.S. government securities). These include:
(1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that:

 1. The fund may not invest in:

  (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

  (b) commodities or commodity contracts;

  (c) companies for the purpose of exercising control or management;

  (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

  (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

  (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

  (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

 2. The fund may not engage in short sales or margin purchases.

 3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

 4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

 5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval.

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. Government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

In addition to the foregoing policies, it is also the policy of the fund not to invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets, but the fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.) In general, this means (i) that the fund will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) that the fund will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) that the fund, together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.

All fund operations are supervised by the fund's Board of Directors. The Board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by the Investment Adviser or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.FUND DIRECTORS AND OFFICERS
                      Directors and Director Compensation


NAME,              POSITION          PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
ADDRESS AND        WITH              OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
AGE                REGISTRANT        DURING              (INCLUDING              (INCLUDING              OF FUND
                                     PAST 5 YEARS        VOLUNTARILY             VOLUNTARILY             BOARDS
                                                         DEFERRED                DEFERRED                ON WHICH
                                                         COMPENSATION/1/)        COMPENSATION/1/)        DIRECTOR
                                                         FROM THE FUND           FROM ALL FUNDS          SERVES
                                                         DURING FISCAL           MANAGED BY              /2/
                                                         YEAR ENDED              CAPITAL RESEARCH
                                                         2/28/99                 AND
                                                                                 MANAGEMENT
                                                                                 COMPANY OR ITS
                                                                                 AFFILIATES/2/
                                                                                 FOR THE YEAR
                                                                                 ENDED
                                                                                 2/28/99

H. Frederick       Director          Private             $14,100/3/              $193,800                19
Christie                             investor;
P.O. Box 144                         former
Palos Verdes                         President and
Estates, CA                          Chief
90274                                Executive
Age:  65                             Officer, The
                                     Mission Group
                                     (non-utility
                                     holding
                                     company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

Mary Anne          Director          Founder and         $15,000                 $37,000                 2
Dolan                                President,
1033 Gayley                          M.A.D., Inc.
Avenue                               (a
Los Angeles,                         communications company)
CA  90024
Age:  51

Martin             Director          Chairman,           $15,400/3/              $125,350                15
Fenton                               Senior
4660 La                              Resource
Jolla                                Group, Inc.
Village                              (management
Drive                                of senior
Suite 725                            living
San Diego,                           centers)
CA  92121
Age:  63

Herbert            Director          Private             $15,800                 $69,550                 13
Hoover III                           Investor
1520 Circle
Drive
San Marino,
CA  91108
Age:  71

+Claudia P.        President         Senior Vice         none/4/                 none/4/                 1
Huntington         and               President,
333 South          Director          Capital
Hope Street                          Research and
Los Angeles,                         Management
CA  90071                            Company
Age:  47

Mary Myers         Director          Private             $14,100/3/              $104,700                5
Kauppila                             Investor;
Energy                               former Owner
Investment                           and
Inc.                                 President,
One Winthrop                         Energy
Square                               Investment,
Boston, MA                           Inc.
02110
Age:  44

Kirk P.            Director          Chairman/CEO,       $15,000/3/              $110,400                5
Pendleton                            Cairnwood,
75 James Way                         Inc. (venture
Southampton,                         capital
PA  18966                            investment)
Age:  59

+James W.          Director          Senior              none/4/                 none/4/                 7
Ratzlaff                             Partner, The
P.O. Box                             Capital Group
7650                                 Partners,
San                                  L.P.
Francisco,
CA  94120
Age:  62

Olin C.            Director          President of        $14,100/3/              $94,800                 3
Robison                              the Salzburg
The Marble                           Seminar;
Works                                Professor and
P.O. Box 886                         former
Middlebury,                          President
VT  05753                            Emeritus,
Age:  62                             Middlebury
                                     College

+R. Michael        Chairman of       Chairman of         none/4/                 none/4/                 2
Shanahan           the Board         the Board and
333 South          and               Principal
Hope Street        Principal         Executive
Los Angeles,       Executive         Officer,
CA  90071          Officer           Capital
Age:  60                             Research and
                                     Management
                                     Company



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.


 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for the fiscal year ended February 28, 1999 for participating Directors is as follows:
 H. Frederick Christie ($17,017), Martin Fenton ($55,658), Mary Myers Kauppila ($16,476), Kirk P. Pendleton ($99,009) and Olin C. Robison ($17,108). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

 /4/ Claudia P. Huntington, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)       PRINCIPAL
                                    WITH              OCCUPATION(S)
                                    REGISTRANT        DURING PAST 5 YEARS

R. Michael Shanahan
(see above)

Claudia P.
Huntington
(see above)

Timothy D. Armour          38       Senior Vice       Director, Capital
333 South Hope                      President         Research and
Street                                                Management Company;
Los Angeles, CA                                       Chairman of the Board,
90071                                                 Capital Research
                                                      Company

Paul G. Haaga, Jr.         50       Senior Vice       Director and Executive
333 South Hope                      President         Vice President,
Street                                                Capital Research and
Los Angeles, CA                                       Management Company
90071

Joanna F. Jonsson          35       Vice              Vice President and
P.O. Box 7650                       President         Director,
San Francisco, CA                                     Capital Research
94120                                                 Company

Vincent P. Corti           42       Secretary         Vice President - Fund
333 South Hope                                        Business Management
Street                                                Group, Capital
Los Angeles, CA                                       Research and
90071                                                 Management Company

Sheryl F. Johnson          30       Treasurer         Vice President - Fund
5300 Robin Hood                                       Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


Robert P. Simmer           38       Assistant         Vice President - Fund
5300 Robin Hood                     Treasurer         Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director or officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $10,000 per annum, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of February 28, 1999, the officers and directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser is dated July 1, 1993. The Agreement will continue in effect until March 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and furnishes necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a management fee at the annual rates of 0.485% on the first $1 billion of the fund's net assets, 0.385% on net assets in excess of $1 billion but not exceeding $2 billion, 0.355% on net assets in excess of $2 billion but not exceeding $3 billion, 0.335% on net assets in excess of $3 billion but not exceeding $5 billion, 0.32% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.31% on net assets in excess of $8 billion.


The Investment Adviser has agreed to pay to the fund annually, immediately after the fiscal year end the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average of the total net assets of the fund for the year. During the fiscal years ended February 28, 1999, 1998 and 1997, the Investment Adviser's fees amounted to $19,703,000, $16,324,000 and $14,491,000, respectively.


PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended February 28, 1999 amounted to $1,596,000 after allowance of $7,571,000 to dealers. During the fiscal years ended February 28, 1998 and 1997, the Principal Underwriter retained $671,000 and $638,000, after an allowance of $3,213,000 and $3,121,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and the Plan must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended February 28, 1999 the fund paid or accrued $11,159,000 under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.
In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                 DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. The fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


The fund intends to distribute twice a year its investment company taxable income, including any net short-term capital gains in excess of net long-term capital losses, and any net capital gains realized during each fiscal year. Additional distributions may be made, if necessary.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES -- The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


The fund will be subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the fund to distribute to shareholders for a calendar year an amount equal to at least 98% of the fund's ordinary income for that calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify.
The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

               See "Investment              $50 minimum (except where a
               Minimums and Fund            lower minimum is noted under
               Numbers" for initial         "Investment Minimums and Fund
               investment minimums.         Numbers").

By             Visit any investment         Mail directly to your
contacting     dealer who is                investment dealer's address
your           registered in the state      printed on your account
investment     where the purchase is        statement.
dealer         made and who has a
               sales agreement with
               American Funds
               Distributors.

By mail        Make your check payable      Fill out the account additions
               to the fund and mail to      form at the bottom of a recent
               the address indicated        account statement, make your
               on the account               check payable to the fund,
               application.  Please         write your account number on
               indicate an investment       your check, and mail the check
               dealer on the account        and form in the envelope
               application.                 provided with your account
                                            statement.

By             Please contact your          Complete the "Investments by
telephone      investment dealer to         Phone" section on the account
               open account, then           application or American
               follow the procedures        FundsLink Authorization Form.
               for additional               Once you establish the
               investments.                 privilege, you, your financial
                                            advisor or any person with your
                                            account information can call
                                            American FundsLine(r) and make
                                            investments by telephone
                                            (subject to conditions noted in
                                            "Shareholder Account Services
                                            and Privileges - Telephone and
                                            Computer Purchases, Redemptions
                                            and Exchanges" below).

By             Please contact your          Complete the American FundsLink
computer       investment dealer to         Authorization Form.  Once you
               open account, then           establish the privilege, you,
               follow the procedures        your financial advisor or any
               for additional               person with your account
               investments.                 information may access American
                                            FundsLine OnLine(r) on the
                                            Internet and make investments
                                            by computer (subject to
                                            conditions noted in
                                            "Shareholder Account Services
                                            and Privileges - Telephone and
                                            Computer Purchases, Redemptions
                                            and Exchanges" below).

By wire        Call 800/421-0180 to         Your bank should wire your
               obtain your account          additional
               number(s), if                investments in the same manner
               necessary.  Please           as described under "Initial
               indicate an investment       Investment."
               dealer on the account.
               Instruct your bank to
               wire funds to:
               Wells Fargo Bank
               155 Fifth Street, Sixth
               Floor
               San Francisco, CA 94106
               (ABA #121000248)
               For credit to the
               account of:
               American Funds Service
               Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT
ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.




Minimums are reduced to $50
for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)




Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan, by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

-Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
-Requests must be signed by the registered shareholder(s)
-A signature guarantee is required if the redemption is:
  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

-Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
-You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

-Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.
-Checks must be made payable to the registered shareholder(s).
-Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

-You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

-You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the value of the shares in your account is less than the minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company (the "Transfer Agent") will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(r) (See "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(r). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(r)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.

                     EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended February 28, 1999, 1998 and 1997, amounted to $3,054,000, $1,744,000 and $1,648,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gains distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,686,000 for the fiscal year ended February 28, 1999.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on the last day of February. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 --The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- FEBRUARY 28, 1999


Net asset value and redemption price per share

(Net assets divided by shares outstanding)        $17.84

Maximum offering price per share                  $18.93
(100/94.25 of net asset value per share,
which takes into account the fund's current
maximum sales charge)




SHAREHOLDER VOTING RIGHTS -- Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS


The fund's yield is 0.66% based on a 30-day (or one month) period ended February 28, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursements).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.


The fund's one year total return and average annual total returns for the five- and ten-year periods ended February 28, 1999 were 14.13%, 18.49% and 16.00%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one-, five- and ten-year periods. In addition, the fund may provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services.
Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

If you are considering AMCAP for an Individual Retirement Account . . .


Here's how much you would have if you had invested $2,000
on March 1 of each year in AMCAP over the past 5, 10, 15 and 20 years:

5 Years            10 Years            15 years          20 Years

(3/1/94 -          (3/1/89 -           (3/1/84 -         (3/1/79 -
2/28/99)           2/28/99)            2/28/99)          2/28/99)

$18,088            $51,990             $115,836          $266,279






           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested         Periods                    ...and taken all
$10,000 in AMCAP            3/1 - 2/28 or 29           distributions in
this many years ago...                                 shares, your
|                                                      investment would
Number of Years                                        have been worth
                                                       this much at
                                                       Feb. 28, 1999
                                                       |
                                                       Value ($)

1                           1998-1999                  11,413

2                           1997-1999                  15,631

3                           1996-1999                  17,436

4                           1995-1999                  22,578

5                           1994-1999                  23,352

6                           1993-1999                  25,998
7                           1992-1999                  27,528

8                           1991-1999                  33,142

9                           1990-1999                  38,719

10                          1989-1999                  44,123

11                          1988-1999                  48,391

12                          1987-1999                  46,843

13                          1986-1999                  61,089

14                          1985-1999                  75,113

15                          1984-1999                  87,216

16                          1983-1999                  88,245

17                          1982-1999                  127,094

18                          1981-1999                  133,694

19                          1980-1999                  161,658

20                          1979-1999                  238,293

21                          1978-1999                  326,167

22                          1977-1999                  382,307

23                          1976-1999                  390,183

24                          1975-1999                  547,282

25                          1974-1999                  490,596

26                          1973-1999                  387,897

27                          1972-1999                  363,667

28                          1971-1999                  428,623

29                          1970-1999                  458,080

30                          1969-1999                  444,031




AMCAP VS. VARIOUS UNMANAGED INDICES


                           TOTAL RETURN                                             CAPITAL APPRECIATION

Period               AMCAP              DJIA/1/     S&P 500      Average          AMCAP     NYSE/4/     ASE/5/        NASDAQ
3/1 - 2/28 or 29                                    /2/          Savings                                              OTC/6/
                                                                 Institution
                                                                 /3/
1989 - 1999           +341%              +445%       +459%        + 60%            + 290%    + 261%      + 117%        + 472%
1988 - 1998           +300              +458        +422         + 63             + 246     + 262       + 145         + 383
1987 - 1997           +182              +324        +276         + 65             + 140     + 156       + 85          + 2 8
1986 - 1996           +230              +346        +286         + 70             + 177     + 162       + 118         + 206
1985 - 1995           +214              +343        +274         + 76             + 161     + 152       + 99          + 179
1984 - 1994           +252              +382        +322         + 87             + 186     + 187       + 124         + 214
1983 - 1993           +220              +348        +331         + 98             + 156     + 186       + 118         + 156
1982 - 1992           +335              +505        +440         + 111            + 242     + 249       + 213         + 253
1981 - 1991           +280               +364        +322         + 121            + 184     + 167       + 104         + 129
1980 - 1990           +294               +387        +347         + 124            + 194     + 182       + 133         + 169
1979 - 1989           +409               +356        +369         + 124            + 282     + 201       + 301         + 226
1978 - 1988           +535               +366        +389         + 124            + 381     + 211       + 370         + 262
1977 - 1987           +669               +304        +360         + 125            + 487     + 199       + 484         + 349
1976 - 1986           +502              +201        +270         + 123            + 361     + 145       + 398         + 298
1975 - 1985           +587              +198        +261         + 119            + 422     + 144       + 489         + 289
1974 - 1984           +430              +130        +165         + 113            + 304     +  75       + 332         + 168
1973 - 1983           +315              + 98        +113         + 106            + 219     +  42       + 235         + 118
1972 - 1982           +170              + 47        + 66         +  95            + 111     +  10       +  99         +  43
1971 - 1981           +202              + 79        +108         +  85            + 147     +  41       + 204         +  95
1970 - 1980           +167              + 76        + 92         +  79            + 120     +  30       + 158          N/A
1969 - 1979           + 76              + 38        + 45         +  75            +  45     -   2       +   8          N/A
1968 - 1978           + 56              +33         + 41         +  72            +  30     -   3        N/A           N/A
1967*- 1977           + 42              +54         + 50         +  67            +  20     +   5        N/A           N/A



* From May 1, 1967, the date the fund commenced operation. N/A - Data for these periods not available.

1. The Dow Jones Average of 30 Industrial stocks is comprised of stocks of 30 industrial companies such as General Motors and General Electric.

2. The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

3. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a portion of the period.

4. The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the Exchange.

5. The American Stock Exchange Index is a capitalization weighted index of all common stocks listed on the Exchange.

6. The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks and is market value weighted.


  Illustration of a $10,000 investment in AMCAP with DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 1, 1967 through February 28, 1999)

             COST OF SHARES                                    VALUE OF SHARES

Fiscal       Annual        Dividends         Total          From           From           From            Total
Year End     Dividends     (cumulative)      Investment     Initial        Capital Gains   Dividends       Value
Feb. 28 or 29                                Cost           Investment     Reinvested     Reinvested

1968*        --            --                $10,000        $10,056        --              --             $10,056

1969         $   75        $    75            10,075        12,128         --             $84              12,212

1970            190            265            10,265         11,149        $   430        256              11,835

1971            200            465            10,465         11,695        451            497              12,643

1972            244           709             10,709        13,540         522            840              14,902

1973            228         937               10,937        12,109         913            956              13,978

1974         196           1,133             11,133         8,493           1,697         847              11,037

1975            294         1,427            11,427         7,401          1,479          1,023             9,903

1976            328         1,755             11,755        10,075         2,014          1,794            13,883

1977            208         1,963            11,963         10,132         2,025          2,016            14,173

1978         263            2,226            12,226         11,657         2,330          2,625            16,612

1979         335            2,561            12,561         15,650         3,128          3,960            22,738

1980            438         2,999            12,999         22,674         4,531          6,336           33,541

1981            724        3,723             13,723         25,066         7,476          8,006            40,548

1982          2,594        6,317             16,317         22,185         10,812         9,646            42,643

1983          1,231        7,548             17,548         30,546         15,837         15,073           61,456

1984          1,591         9,139            19,139         30,094         15,602         16,432           62,128

1985         1,944         11,083            21,083         33,371         18,301         20,493           72,165

1986          1,548        12,631            22,631         38,983         23,855         25,900           88,738

1987         1,629         14,260            24,260         44,143         40,258         31,263          115,664

1988          3,017        17,277            27,277         39,058         42,406         30,573          112,037

1989          3,167        20,444            30,444         40,038         48,069         34,720          122,827

1990         3,160         23,604            33,604         40,942         60,465         38,620          140,027

1991         3,293         26,897            36,897         43,578         74,977         44,937          163,492

1992         2,156         29,053            39,053         49,831         93,202         53,823          196,856

1993         2,252         31,305            41,305         50,923         100,277        57,357          208,557

1994         1,918         33,223            43,223         48,889         126,209        57,039          232,137
1995         2,399         35,622            45,622         46,252         137,347        56,448          240,047

1996         3,363         38,985            48,985         54,237         186,287        69,821          310,345

1997         2,643         41,628            51,628         54,991         218,307        73,485          346,783

1998         2,465         44,093            54,093         63,766         323,194        88,043          475,003

1999         3,727         47,820            57,820         67,194         411,122        96,773          575,089


The dollar amount of capital gain distributions during the period was $292,101

* From May 1, 1967, the date the fund commenced operations.





Amcap Fund                                                                 Percent
Investment Portfolio, February 28, 1999                                      of Net
                                                                             Assets
Largest Industry Holdings
Broadcasting & Publishing                                                     14.08%
Data Processing & Reproduction                                                10.71%
Health & Personal Care                                                         9.66%
Business & Public Services                                                     8.05%
Financial Services                                                             5.35%
Other Industries                                                              35.39%
Cash & Equivalents                                                            16.76%

Largest Individual Equity Holdings

Comcast                                                                        3.79%
Time Warner                                                                    3.69%
Medtronic                                                                      3.04%
Philip Morris                                                                  2.70%
Viacom                                                                         2.62%
Fannie Mae                                                                     2.42%
Oracle                                                                         2.23%
Tele-Communications, Liberty Media Group                                       1.94%
AirTouch Communications                                                        1.92%
SLM Holding                                                                    1.77%


                                                                          Number of     Market  Percent
                                                                             Shares      Value   Of Net
Equity Securitites   (common stocks)                                                    (000)    Assets
--------------------------------------------                               --------   -------- --------

BROADCASTING & PUBLISHING  -  14.08%
Comcast Corp., Class A, special stock                                      2,925,000   $207,492   3.79%
Comcast Corp., Class A                                                       260,000     17,647
Time Warner Inc.                                                           3,400,000    219,300     3.69
Viacom Inc., Class B (1)                                                   1,762,200    155,734     2.62
Tele-Communications, Inc., Series A, Liberty Media Group  (1)              2,137,500    115,158     1.94
Harte-Hanks Communications, Inc.                                           2,140,000     55,372      .93
Tele-Communications, Inc., Series A, TCI Ventures Group  (1)                 945,876     26,189      .44
Infinity Broadcasting Corp., Class A (1)                                     712,200     16,915      .29
Tele-Communications, Inc., Series A,  TCI Group  (1)                         212,421     13,343      .23
Clear Channel Communications, Inc.  (1)                                      150,000      9,000      .15
DATA PROCESSING & REPRODUCTION  -  10.71%
Oracle Corp.  (1)                                                          2,367,500    132,284     2.23
Microsoft Corp. (1)                                                          450,000     67,556     1.14
Lexmark International Group, Inc., Class A  (1)                              650,000     67,072     1.13
Computer Associates International, Inc.                                    1,538,300     64,609     1.09
Intuit Inc.  (1)                                                             500,000     49,469      .83
Cisco Systems, Inc.  (1)                                                     450,000     44,016      .74
PeopleSoft, Inc.  (1)                                                      1,800,000     33,975      .57
Silicon Graphics, Inc.  (1)                                                1,850,000     29,484      .50
HNC Software Inc.  (1)                                                     1,030,000     27,681      .47
Gateway 2000, Inc.  (1)                                                      375,000     27,258      .46
International Business Machines Corp.                                        150,000     25,500      .43
3Com Corp.  (1)                                                              700,000     22,006      .37
Cadence Designs Systems, Inc.   (1)                                          600,000     14,437      .24
Compaq Computer Corp.                                                        300,000     10,575      .18
Synopsys, Inc.  (1)                                                          200,000      9,250      .15
Ascend Communications, Inc.  (1)                                              70,000      5,386      .09
Sequent Computer Systems, Inc.  (1)                                          560,000      5,337      .09
HEALTH & PERSONAL CARE  -  9.66%
Medtronic, Inc.                                                            2,560,000    180,800     3.04
Pfizer Inc                                                                   700,000     92,356     1.56
Guidant Corp.                                                              1,500,000     85,500     1.44
Gillette Co.                                                               1,000,000     53,625      .90
Avon Products, Inc.                                                        1,160,000     48,285      .81
Alza Corp.  (1)                                                              700,000     36,706      .62
Merck & Co., Inc.                                                            400,000     32,700      .55
Bergen Brunswig Corp., Class A                                               500,000     12,219      .21
Schering-Plough Corp.                                                        200,000     11,187      .19
Cardinal Health, Inc.                                                        144,589     10,438      .18
Watson Pharmaceuticals, Inc. (1)                                             200,000      9,663      .16
BUSINESS & PUBLIC SERVICES  -  8.05%
Concord EFS, Inc.  (1)                                                     2,246,900     71,760     1.21
Cendant Corp. (1)                                                          3,975,000     65,836     1.11
Young & Rubicam Inc.  (1)                                                  1,493,500     56,380      .95
Interpublic Group of Companies, Inc.                                         600,000     44,887      .75
Avery Dennison Corp.                                                         700,000     37,581      .63
First Data Corp.                                                             800,000     30,600      .51
FIRST HEALTH Group Corp. (1)                                               1,400,000     22,400      .38
MSC Industrial Direct Co., Inc., Class A  (1)                              1,225,700     21,909      .37
ServiceMaster Co.                                                          1,157,500     21,631      .36
Cambridge Technology Partners (Massachusetts), Inc.  (1)                     849,600     21,346      .36
Metamor Worldwide, Inc.  (1)                                                 850,000     16,044      .27
IKON Office Solutions, Inc.                                                1,000,000     14,125      .24
Paychex, Inc.                                                                330,000     13,984      .24
Universal Health Services, Inc., Class B  (1)                                250,000     10,156      .17
ROMAC International, Inc.  (1)                                               770,517      9,246      .16
Columbia/HCA Healthcare Corp.                                                500,000      8,937      .15
Galileo International, Inc.                                                  114,000      5,757      .10
TeleTech Holdings, Inc.  (1)                                                 747,900      5,235      .09
ELECTRONIC COMPONENTS  -  5.95%
Intel Corp.                                                                  600,000     71,962     1.21
Solectron Corp.  (1)                                                       1,600,000     71,500     1.20
ADC Telecommunications, Inc.  (1)                                          1,420,000     57,510      .97
Texas Instruments Inc.                                                       600,000     53,513      .90
SCI Systems, Inc. (1)                                                        800,000     24,750      .41
Molex Inc.                                                                   800,000     21,400      .36
Analog Devices, Inc.  (1)                                                    825,000     20,677      .35
Sanmina Corp.  (1)                                                           237,500     12,409      .21
Littlefuse, Inc.  (1)                                                        590,000     10,067      .17
Adaptec, Inc.  (1)                                                           500,000    199,969      .17
FINANCIAL SERVICES  -  5.35%
Fannie Mae                                                                 2,051,000    143,570     2.42
SLM Holding Corp.                                                          2,450,000    105,044     1.77
Freddie Mac                                                                  700,000     41,213      .69
Capital One Financial Corp.                                                  140,000     17,868      .30
Providian Financial Corp.                                                    100,000     10,213      .17
MERCHANDISING  -  4.51%
Consolidated Stores Corp.  (1)                                             2,645,312     66,629     1.12
Kohl's Corp.  (1)                                                            950,000     65,550     1.10
AutoZone, Inc.  (1)                                                        1,800,000     63,000     1.06
Albertson's, Inc.                                                            750,000     42,750      .72
Circuit City Stores, Inc.                                                    560,000     30,380      .51
BEVERAGES & TOBACCO  -  4.17%
Philip Morris Companies Inc.                                               4,100,000    160,413     2.70
PepsiCo, Inc.                                                              1,600,000     60,200     1.01
Beringer Wine Estates Holdings, Inc., Class B  (1)                           365,000     14,714      .25
Robert Mondavi Corp., Class A  (1)                                           366,700     12,605      .21
BANKING  -  3.45%
Wells Fargo & Co. (formerly Norwest Corp.)                                 2,700,000  1,999,225     1.67
M&T Bank Corp.                                                                85,923     40,878      .69
Northern Trust Corp.                                                         450,000     40,219      .68
Marshall & Ilsley Corp.                                                      346,400     19,398      .33
Imperial Bancorp  (1)                                                        270,000      4,928      .08
INSURANCE  -  2.07%
American International Group, Inc.                                           587,500     66,938     1.13
MGIC Investment Corp.                                                        650,000     22,141      .37
Mercury General Corp.                                                        500,000     17,438      .29
Orion Capital Corp.                                                          500,000     16,531      .28
TELECOMMUNICATIONS  -  1.92%
AirTouch Communications  (1)                                               1,250,000    113,828     1.92
CHEMICALS  -  1.70%
Cambrex Corp.                                                              1,130,000     27,049      .45
RPM, Inc.                                                                  1,700,000     23,481      .40
Ionics, Inc.  (1)                                                            621,000     17,310      .29
Sigma-Aldrich Corp.                                                          600,000     15,825      .27
Praxair, Inc.                                                                350,000     12,228      .20
Airgas, Inc.  (1)                                                            600,000      5,400      .09
LEISURE & TOURISM  -  1.59%
Brinker International, Inc.  (1)                                           2,950,000     85,366     1.44
Walt Disney Co.                                                              250,000      8,797      .15
MACHINERY & ENGINEERING  -  1.12%
Millipore Corp.                                                            1,024,200     28,550      .48
IDEX Corp.                                                                 1,010,000     23,988      .41
Thermo Electron Corp.  (1)                                                 1,000,000     13,813      .23
ELECTRONIC INSTRUMENTS  -  0.84%
Applied Materials, Inc.  (1)                                                 900,000     50,063      .84
TEXTILES & APPAREL  -  0.80%
NIKE, Inc., Class B                                                          640,000     34,320      .58
Liz Claiborne Inc.                                                           385,000     12,970      .22
INDUSTRIAL COMPONENTS  -  0.66%
Tower Automotive, Inc.  (1)                                                1,400,000     26,075      .44
Lear Corp.  (1)                                                              365,000     12,889      .22
ENERGY EQUIPMENT  -  0.51%
Schlumberger Ltd. (Netherlands Antilles)                                     624,232     30,314      .51
RECREATION & OTHER CONSUMER PRODUCTS  - 0.46%
Harley-Davidson, Inc.                                                        275,000     15,898      .27
Mattel, Inc.                                                                 431,900     11,391      .19
FOOD & HOUSEHOLD PRODUCTS  -  0.29%
Colgate-Palmolive Co.                                                        200,000     16,975      .29
WHOLESALE & INTERNATIONAL TRADE  -  0.24%
Tech Data Corp.  (1)                                                         850,000     14,450      .24
TRANSPORTATION: RAIL & ROAD  - 0.16%
Wisconsin Central Transportation Corp.  (1)                                  675,000      9,281      .16
AEROSPACE & MILITARY TECHNOLOGY  -  0.10%
Raytheon Co., Class A                                                        112,480      5,947      .10

Miscellaneous    -   4.85%
Other equity securities in initial
  period of acquistion                                                                  288,314     4.85

TOTAL EQUITY SECURITIES (COST:$ 2,861,252)                                            4,943,462    83.24

                                                                          Principal
                                                                             Amount
Short-Term Securities                                                        (000)
Corporate Short-Term Notes - 15.01%
Coca-Cola Co. 4.77%-4.79% due 3/12-4/12/1999                              75,500,000     75,214     1.27
CIT Group Holdings, Inc. 4.80%-4.81% due 3/1-4/20/1999                    71,900,000     71,584     1.21
Eastman Kodak Co.4.79%-4.81% due 3/9-5/11/1999                            70,000,000     69,667     1.17
E.I. du Pont de Nemours and Co. 4.77%-4.80% due 3/16-5/13/1999            64,800,000     64,554     1.09
Ciesco LP 4.80% due 3/19-4/6/1999                                         60,500,000     60,311     1.02
International Lease Finance Corp. 4.75%-4.79% due 3/30-5/7/1999           59,200,000     58,786      .99
Lucent Technologies Inc. 4.77%-4.81% due 3/23-4/14/1999                   58,836,000     58,581      .99
Ford Motor Credit Co. 4.83% due 4/12-4/19/1999                            57,800,000     57,446      .97
American Express Credit Corp.  4.79%-4.83% due 3/22-5/12/1999             56,700,000     56,348      .95
Associates First Capital Corp. 4.84%-4.85% due 3/4-3/17/1999              53,900,000     53,820      .91
Commercial Credit Co. 4.82%-4.85% due 3/2-4/13/1999                       46,800,000     46,621      .78
BellSouth Telecommunications, Inc. 4.76%-4.80% due 3/3-4/5/1999           45,500,000     45,379      .76
A.I. Credit Corp. 4.76%-4.78% due 3/25-4/7/1999                           43,400,000     43,213      .73
National Rural Utilities Cooperative Finance Corp. 4.78%-4.83% due 3/22-  43,300,000     43,120      .70
Motorola, Inc.  4.75% due 4/1/1999                                        37,000,000     36,844      .62
H.J. Heinz Co.  4.78% due 4/15/1999                                       37,000,000     36,774      .62
General Electric Capital Corp. 4.87% due 3/1/1999                         13,400,000     13,398      .23
Federal Agency Discount Notes -   4.01%
Fannie Mae  4.70%-5.10% due 3/18-5/10/1999                               105,800,000    105,120     1.78
Freddie Mac 4.73%-5.00% due 3/5-3/26/1999                               7,199,900,00     79,787     1.34
Federal Home Loan Banks 4.76%-4.98% due 3/3-5/26/1999                     53,300,000     52,877      .89

TOTAL SHORT-TERM SECURITIES (COST:  $1,129,497)                                       1,129,444    19.02

TOTAL INVESTMENT SECURITIES (COST: $3,900,749)                                        6,072,906

Excess of payables over cash and receivables                                            133,988     2.26
                                                                                    ----------------------
NET ASSETS                                                                            5,938,918   100.00
                                                                                     ========= =========
(1)  Non-income-producing securities.
See Notes to Financial Statements

AMCAP FUND Financial Statements
-------------------------------------------                         ---------    ---------
Statement of Assets and Liabilities
at February 28, 1999 (dollars in thousands, except per-share data)
-------------------------------------------                         ---------    ---------
Assets:
Investment securities at market
 (cost: $3,990,749)                                                             $6,072,906
Cash                                                                                 4,097
Receivables for--
 Sales of investments                                                  $9,203
 Sales of fund's shares                                                 9,271
 Dividends                                                              2,290       20,764
                                                                    ---------    ---------
                                                                                 6,097,767
Liabilities:
Payables for--
 Purchases of investments                                             150,721
 Repurchases of fund's shares                                           3,030
 Management services                                                    1,694
 Other expenses                                                         3,404      158,849
                                                                    ---------    ---------
Net Assets at February 28, 1999--
 Equivalent to $17.84 per share on
 332,834,083 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                              $5,938,918
                                                                                  ========
Statement of Operations for the year
ended February 28, 1999   (dollars in thousands)
                                                                    ---------    ---------
Investment Income:
Income:
 Dividends                                                        $    26,494
 Interest                                                              45,416     $ 71,910
                                                                    ---------
Expenses:
 Management services fee                                               19,703
 Distribution expenses                                                 11,159
 Transfer agent fee                                                     2,686
 Reports to shareholders                                                  172
 Registration statement and prospectus                                    261
 Postage, stationery and supplies                                         563
 Directors' fees                                                          110
 Auditing and legal fees                                                   52
 Custodian fee                                                             93
 Taxes other than federal income tax                                       66
 Other expenses                                                           157       35,022
                                                                    ---------    ---------
 Net investment income                                                              36,888
                                                                                 ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                  849,757
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                                  1,945,960
 End of year                                                        2,082,157
                                                                    ---------
  Net unrealized appreciation
    on investments                                                                 136,197
                                                                                 ---------
 Net realized gain and unrealized
  appreciation on investments                                                      985,954
                                                                                 ---------
Net Increase in Net Assets Resulting
 From Operations                                                                $1,022,842
                                                                                 =========


Statement of Changes in Net
 Assets            (dollars in thousands)
---------------------------------------------                       ---------    ---------
                                                          Year ended February 28
                                                                          1999         1998
Operations:                                                         ---------    ---------
Net investment income                                              $   36,888   $   26,218
Net realized gain on investments                                      849,757      509,966
Net unrealized appreciation
 on investments                                                       136,197      809,009
                                                                    ---------    ---------
  Net increase in net assets
   resulting from operations                                        1,022,842    1,345,193
                                                                    ---------    ---------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                                  (38,213)     (26,109)
Distributions from net realized
 gain on investments                                                 (673,768)    (646,989)
                                                                    ---------    ---------
  Total dividends and distributions                                  (711,981)    (673,098)
                                                                    ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 46,252,114 and 23,535,997
 shares, respectively                                                 807,601      366,597
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,917,389 and 42,604,643 shares,
 respectively                                                         663,119      630,147
Cost of shares repurchased:
 42,252,652 and 37,958,301
 shares, respectively                                                (733,197)    (585,123)
                                                                    ---------    ---------
  Net increase in net assets
   resulting from capital share transactions                          737,523      411,621
                                                                    ---------    ---------
Total Increase in Net Assets                                        1,048,384    1,083,716

Net Assets:
Beginning of year                                                   4,890,534    3,806,818
                                                                    ---------    ---------
End of year (including undistributed
 net investment income of $3,813 and
 $5,138, respectively)                                             $5,938,918   $4,890,534
                                                                    =========    =========
See Notes to Financial Statements


                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

   Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

   Significant Accounting Policies - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   Security Transactions and Related Investment Income - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

   Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal Income Taxation

   It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,082,157,000, of which $2,298,943,000 related to appreciated securities and $216,786,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1999. The cost of portfolio securities for book and federal income tax purposes was $3,990,749,000 at February 28, 1999.

3. Fees and Transactions with Related Parties

   Investment Advisory Fee - The fee of $19,703,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

  Distribution Expenses - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1999, distribution expenses under the Plan were $11,159,000. As of February 28, 1999, accrued and unpaid distribution expenses were $2,834,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,596,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Transfer Agent Fee - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,686,000.

  Deferred Director's Fees - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $536,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. Investment Transactions and Other Disclosures

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,615,721,000 and $2,041,889,000, respectively, during the year ended February 28, 1999.

   As of February 28, 1999, accumulated undistributed net realized gain on investments was $273,729,000 and additional paid-in capital was $3,246,385,000. The fund reclassified $29,640,000 from undistributed net realized gains to paid-in capital, for the year ended February 28, 1999.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $93,000 includes $18,000 that was paid by these credits rather than in cash.


AMCAP FUND
Per-Share Data and Ratios
--------------------------------------------------------  ------   ------    ------    ------  ------
                                                                          Year ended February 28 or 29
                                                          ------   ------    ------    ------  ------
                                                             1999     1998      1997      1996    1995
                                                          ------   ------    ------    ------  ------
Net Asset Value, Beginning
 of Year                                                  $16.93   $14.60    $14.40    $12.28  $12.98
                                                          ------   ------    ------    ------  ------

 Income from Investment
  Operations:
   Net investment income                                     .12      .10       .12       .16     .14
   Net gains on securities (both
  realized and unrealized)                                  3.21     4.80      1.51      3.32     .24
                                                          ------   ------    ------    ------  ------
    Total from investment operations                        3.33     4.90      1.63      3.48     .38
                                                          ------   ------    ------    ------  ------
 Less Distributions:
  Dividends (from net investment
   income)                                                  (.13)    (.10)     (.12)     (.17)   (.13)
  Distributions (from capital gains)                       (2.29)   (2.47)    (1.31)    (1.19)   (.95)
                                                          ------   ------    ------    ------  ------
   Total distributions                                     (2.42)   (2.57)    (1.43)    (1.36)  (1.08)
                                                          ------   ------    ------    ------  ------
Net Asset Value, End of Year                              $17.84   $16.93    $14.60    $14.40  $12.28
                                                          ======   ======    ======    ======  ======
Total Return /1/                                           21.07%   36.97%    11.74%    29.29%   3.41%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                               $5,939   $4,891    $3,807    $3,693  $2,970
 Ratio of expenses to average                                                     `
  net assets                                                 .67%     .68%      .69%      .71%    .71%
 Ratio of net income to
  average net assets                                         .70%     .62%      .81%     1.16%   1.16%
 Portfolio turnover rate                                   36.46%   31.42%    24.14%    35.16%  17.92%


/1/Excludes maximum sales charge
 of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 19, 1999


1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                 Dividends and Distributions per Share

To Shareholders         Payment Date             From Net        From Net           From Net
of Record                                        Investment      Realized           Realized
                                                 Income          Short-Term         Long-Term
                                                                 Gains              Gains

June 19, 1998           June 22, 1998            $0.03           $0.113             $0.337

December 10, 1998       December 11, 1998        $0.10           -                  $1.840


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WAS MAILED IN JANUARY 1999, TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.